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                                                                EXHIBIT 99.2



                                 LOAN AGREEMENT


         THIS LOAN AGREEMENT is made this 8th day of May, 1996, by and between AUTONATION INCORPORATED, a Florida corporation (the "Borrower"), and REPUBLIC INDUSTRIES, INC., a Delaware corporation (the "Lender").


                             PRELIMINARY STATEMENT

         WHEREAS, Borrower and Lender, and certain other parties, have entered into that certain MERGER AGREEMENT dated as of the date hereof (the "Merger Agreement"), pursuant to which Borrower shall become a wholly-owned subsidiary of Lender; and

         WHEREAS, the closing of the proposed transactions pursuant to the Merger Agreement is scheduled to occur on or before September 30, 1996; and

         WHEREAS, Borrower has requested Lender to extend a line of credit to be used by Borrower between the date hereof and the Effective Date for operational expenses and capital expenditures and other expenses as more fully defined in this Agreement, and Lender has agreed to extend such a line of credit to Borrower pursuant to the terms and conditions hereof;

         NOW THEREFORE, in consideration of any and all advances made by Lender, the mutual promises contained herein, and other good and valuable considerations, the receipt and adequacy of which are hereby conclusively acknowledged, the parties, intending to be legally bound, agree as follows:


                                   ARTICLE I

                   PRELIMINARY STATEMENT, DEFINITIONS, RULES
                          OF CONSTRUCTION AND EXHIBITS

         1.1 PRELIMINARY STATEMENT. The above Preliminary Statement is true and correct and is hereby incorporated into and made a part of this Agreement.

         1.2 DEFINITIONS. In addition to the terms defined elsewhere herein, as used in this Agreement and the Exhibits attached hereto, the following terms shall have the following meanings unless the context clearly requires otherwise:
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                 (a)      "Additional Advance" means those Advances following
the Initial Advance.

                 (b) "Advance" means a disbursement of the Loan pursuant to this Agreement.

                 (c)      "Agreement" or "Loan Agreement" means this Loan
Agreement.

                 (d) "Borrower" means AUTONATION INCORPORATED, a Florida corporation.

                 (e) "Borrower's Address" means One Financial Plaza, Suite 1700, Ft. Lauderdale, Florida 33301.

                 (f) "Business Day" means any day during which banks located in the State of Florida are scheduled to be open for business.

                 (g) "Business Plan" means the Borrower's 1996 Business Plan, a copy of which has been provided to the Lender.

                 (h) "Cash Flow Needs Projection" means the schedule and budget of projected cash requirements of the Borrower, a copy of which has been provided to the Lender.

                 (i) "Closing" or "Closing Date" means the time of the execution and delivery hereof by Borrower and Lender.

                 (j) "Code" means the Uniform Commercial Code as enacted in the State of Florida.

                 (k) "Collateral" means the stock of AutoNation USA Corporation pledged by Borrower to Lender and Borrower's capital subscriptions receivable, and, if Lender and Borrower agree that additional collateral is required to secure the loan, all assets, whether real, personal or mixed, that now or at any time hereafter are pledged by Borrower to secure any of the Obligations.

                 (l) "Default" means any event, condition or state of facts which, with the giving of notice, the passage of time, or both, may constitute an Event of Default.

                 (m) "Default Rate" means the default rate of interest set forth in the Note.

                 (n) "Effective Date" means the date of closing of the Merger.

                 (o)      "Event(s) of Default" means those events described in
Article VII hereof.





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                 (p)      "Governmental Requirement" means any law, statute,
code, ordinance, order, rule, regulation, judgment, decree, writ, injunction, franchise, permit, certificate, license, authorization, or other direction or requirement of any Governmental Authority now existing or hereafter enacted, adopted, promulgated, entered, or issued applicable to the Properties or the Borrower.

                 (q) "Impositions" means all (i) real estate and personal property taxes and other taxes and assessments, public or private; utility rates and charges including those for water and sewer; all other governmental and non-governmental charges and any interest, costs, fines or penalties with respect to any of the foregoing; and charges for any public improvement, easement or agreement maintained for the benefit of or involving any of the Properties, general and special, ordinary and extraordinary, foreseen and unforeseen, of any kind and nature whatsoever that at any time prior to or after the execution of the Loan Documents may be assessed, levied or imposed upon the Properties or the rents or income received therefrom, or any use or occupancy thereof, (ii) other taxes, assessments, fees and governmental and non-governmental charges levied, imposed or assessed upon or against the Borrower or any of the Properties and (iii) taxes levied or assessed upon the Note, or any other Loan Documents.

                 (r) "Indebtedness" means indebtedness for borrowed money, except debt incurred to finance leases of operating equipment used in Borrower's business not in excess of $250,000.

                 (s)      "Initial Advance" means the first Advance.

                 (t) "Lender" means REPUBLIC INDUSTRIES, INC., a Delaware corporation, and its successors, participants and assigns.

                 (u) "Lender's Address" means 200 East Las Olas Boulevard, Suite 1400, Fort Lauderdale, Florida 33301.

                 (v) "Loan" or "Loan Amount" means the principal obligation of up to the amount specified in the Cash Flow Needs Projection, as evidenced by the Note.

                 (w)      "Loan Documents" mean, collectively, the (i) Note,
(ii) Loan Agreement, (iii) Stock Pledge Agreement, (iv) Financing Statements,
(v) Certificate of Corporate Resolutions and other Certificates of the Borrower, and (vi) any and all amendments or supplements to any of the foregoing.

                 (x) "Material Adverse Effect" has the meaning assigned to such term in the Merger Agreement.

                 (y)      "Maturity Date" means March 31, 1997.





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                 (z)      "Note" means a promissory note of even date herewith
from the Borrower to the Lender in the face amount of the Loan, any renewals, supplements, and amendments thereto and any other note given to the Lender in connection with the Loan.

                 (aa) "Obligations" means, collectively, (i) the unpaid principal amount of and accrued interest on the Note; (ii) all liabilities and other obligations of payment and performance under any of the Loan Documents, or under any other agreement creating a lien to secure any Obligation; and
(iii) all other obligations and liabilities in favor of the Lender or its successor or assigns (primary, secondary, direct, contingent, sole, joint or several, whether similar or dissimilar or related or unrelated) of the Borrower, due or to become due, now existing or hereafter incurred, contracted or acquired, whether arising under, out of or in connection with the Loan Documents.

                 (bb) "Permitted Liens" means statutory liens of landlords, contractors, mechanics and materialmen incurred in the ordinary course of business for sums not yet due and payable.

                 (cc) "Properties" means all land and improvements owned, leased or operated by Borrower or any of its Subsidiaries.

                 (dd) "Stock Pledge Agreement" means the Stock Pledge and Assignment Agreement of even date herewith from Borrower as Pledgor in favor of Lender as Pledgee which secures the Note and other Obligations.

                 (ee) "Subsidiaries" means all corporations or other entities with respect to which Borrower owns or controls, directly or indirectly, 50% or more of the capital stock of any class, beneficial interest or similar rights and interests, including without limitation, AutoNation USA Corporation, a Florida corporation.

         1.3     RULES OF CONSTRUCTION

                 (a) a capitalized term shall have the meaning assigned to it in Section 1.2, or as specifically defined in any other Section or Subsection hereof;

                 (b) an accounting term not otherwise defined shall have the meaning assigned to it in accordance with generally accepted accounting principles in the United States of America;

                 (c) words that are defined in the Code and not otherwise defined herein shall have the meanings ascribed to them in the Code;

                 (d) words in the singular include the plural and the plural include the singular, and reference to any gender shall include all other genders, as the sense of the context requires;





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                 (e)      "or" is not exclusive;

                 (f) "and" may be conjunctive or disjunctive in the sole and absolute discretion of Lender;

                 (g) captions of Articles, Sections and Subsections are for convenient reference only, and shall not affect the construction or interpretation of any of the terms or provisions of this Agreement.


                                   ARTICLE II

                            THE LOAN AND COLLATERAL

         2.1 DESCRIPTION OF LOAN. Subject to all of the terms, representations, warranties, covenants and conditions in this Agreement, Lender agrees to lend to Borrower and Borrower agrees to borrow from and repay to Lender a principal amount not to exceed the amount set forth on the Cash Flow Needs Projection.

         2.2 EVIDENCE OF AND SECURITY FOR THE LOAN. The Loan shall be evidenced by the Note, which Note shall be secured by the Stock Pledge Agreement and by such other security instruments and documents as may be reasonably required by Lender, including but not limited to those mentioned in this Agreement.

         2.3 CROSS-COLLATERAL. The Collateral and each item thereof shall serve as cross-collateral for all of the Obligations.


                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         3.1 REPRESENTATIONS AND WARRANTIES OF BORROWER. Borrower hereby represents and warrants to Lender that (except as set forth in, or on a Schedule to, the Merger Agreement):

                 (a) REPRESENTATIONS AND WARRANTIES IN LOAN DOCUMENTS AND MERGER AGREEMENT. All of the representations and warranties of Borrower contained in the Stock Pledge Agreement and all of the other Loan Documents and all representations and warranties of the Control Shareholders (as defined in the Merger Agreement) in the Merger Agreement are true and correct and are incorporated herein by reference as if fully set forth herein.

                 (b) GOVERNMENTAL REQUIREMENTS AND OTHER REQUIREMENTS. All improvements constructed or to be constructed on the Properties, do and shall comply with all





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covenants, conditions and restrictions affecting the Properties or any portion thereof and do and shall comply in all material respects with all Governmental Requirements except where failure to comply would not have a Material Adverse Effect on Borrower.

                 (c) POWER AND AUTHORITY. The corporate officers executing the Loan Documents on behalf of Borrower have full power and authority to execute any and all Loan Documents on behalf of Borrower and have obtained the required consents from the board of directors and shareholders of Borrower. The Borrower has all requisite corporate power and authority to execute and deliver, and to perform all of its Obligations under, the Loan Documents.

                 (d) AUTHORIZATION OF BORROWING, ETC.; NO VIOLATION. The execution, delivery and performance of this Agreement and the other Loan Documents, the borrowings hereunder and the execution and delivery of the Note and the Stock Pledge Agreement, (i) have been duly authorized by all requisite corporate action, (ii) except as would not have a Material Adverse Effect on the Borrower, do not and will not violate, or require any consent, approval or other action under, any Governmental Requirement or provision of applicable law, any governmental rule or regulation, any order of any court or other agency of government to which Borrower is subject or the certificate of incorporation or by-laws of Borrower, and (iii) except as would not have a Material Adverse Effect on the Borrower, does not violate any provision of any indenture, agreement or other instrument to which Borrower is a party or by which Borrower or any of its properties or assets is bound, or be in conflict with, result in a breach of or constitute (with due notice or lapse of time or otherwise) a default under any provision of such indenture, agreement or other instruments, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of Borrower, other than liens in favor of the Lender as provided in the Loan Documents. Each of the Loan Documents to which Borrower is a party is the legal, valid and binding agreement and obligation of Borrower enforceable against it in accordance with the terms thereof.

                 (e) FEDERAL RESERVE REGULATIONS. The Borrower is not engaged principally in, and does not have as one of its important activities, the business of extending credit for the purpose of purchasing or carrying any "margin security" (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System of the United States). No part of the proceeds of any of the Loans under this Agreement will be used for the purpose, directly or indirectly, whether immediate, or ultimate, of purchasing or carrying, within the meaning of such Regulation U, any such "margin security."

                 (f) INVESTMENT COMPANY ACT. The Borrower is not an "investment company" within the meaning of the Investment Company Act of 1940 and any amendments thereto.





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                 (g)      TITLE TO COLLATERAL/PRIORITY OF SECURITY INTEREST.

                          (i)     The Collateral is, and so long as the
Borrower is obligated to the Lender, will be, owned solely by Borrower. No other person or party has or will have any right, title, interest, options to purchase or lien therein, thereto or thereon, other than (i) liens or interests approved by the Lender in writing, (ii) Impositions, and (iii) Permitted Liens.

                          (ii)    Subject (1) to filing and recordation of the
appropriate instruments in the appropriate offices of the proper jurisdictions,
(2) to the enforcement of remedies, to bankruptcy, insolvency, and other laws affecting creditors' rights generally and to moratorium laws, from time to time in effect, and (3) to general equitable principles which may limit the right to obtain the remedy of specific performance, each of the security interests granted to the Lender in the Collateral pursuant to the Stock Pledge Agreement and other Loan Documents constitutes a valid first priority security interest or lien in and on the Collateral covered thereby, granting the rights and remedies inuring to a secured party under applicable law.

                 (h) TITLE TO SUBSIDIARIES' PROPERTIES. AutoNation USA Corporation is the sole owner or lessee of the Properties, and no other person or party has or will have any right, title, interest, lien or options to purchase therein, thereto or thereon, other than (i) liens or interests approved by the Lender in writing, (ii) Impositions, or (iii) Permitted Liens.




                                   ARTICLE IV

                             AFFIRMATIVE COVENANTS

         4.1 USE OF LOAN PROCEEDS. Borrower shall use all Advances exclusively for payments of the items set forth on the Cash Flow Needs Projection or for similar items arising in the ordinary course of business consistent with the Business Plan.

         4.2 CONSTRUCTION OF IMPROVEMENTS. Borrower shall cause all improvements to be constructed upon the Properties in a good and workmanlike manner in accordance with the Business Plan, and all Governmental Requirements, the rules and regulations now existing or hereafter adopted by every appropriate Board of Fire Underwriters or its equivalent having jurisdiction over the Properties, and any and all covenants, conditions, restrictions, easements or similar matters affecting the Properties, except to the extent failure to do so would not have a Material Adverse Effect on Borrower.

         4.3     NOTICES.         Borrower shall give prompt written notice to
Lender of (i) any action or proceeding instituted by or against Borrower or any of its Subsidiaries in any court or by any Governmental Authority, or of any such proceedings threatened against Borrower or any





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of its Subsidiaries which might result in a judgment or judgments, and (ii) any other action, event or condition of any nature known to Borrower or any of its Subsidiaries which constitutes an Event of Default, or a default of Borrower or any of its Subsidiaries under any contract, instrument or agreement to which Borrower or any of its Subsidiaries is a party or by which Borrower or any of its Subsidiaries or any of their properties or assets may be bound or to which any may be subject, which default would have a Material Adverse Effect on Borrower.

         4.4 FURTHER ASSURANCES. Borrower shall deliver to Lender all items, documents, writings, reports and information reasonably required by Lender to consummate the Loan or to make Advances.

         4.5 OBLIGATIONS, TAXES AND LAWS. Borrower shall pay all indebtedness and obligations promptly and in accordance with their respective terms, and pay and discharge promptly all taxes, assessments, and governmental charges or levies imposed upon it, any of its Subsidiaries or in respect of their Properties, when the same shall become due, as well as all lawful material claims for labor, materials, and supplies or otherwise which, if unpaid, would become a lien or charge upon such Properties or any part thereof, and timely comply with all applicable laws and governmental rules and regulations, except if disputed in good faith by appropriate proceedings and except where failure to do so would not have a Material Adverse Effect on Borrower.

         4.6 INSURANCE. Borrower shall or shall cause its Subsidiaries to maintain hazard and fire insurance on all of their Properties in amounts at least equal to the full replacement cost of all buildings and other improvements located on such Properties, and in connection with the acquisition of any new real property, shall obtain title insurance thereon in an amount equal to the acquisition cost thereof.

         4.7 CONTINUED ASSISTANCE. Promptly, from time to time as the Lender may reasonably request, perform such acts and execute, acknowledge, deliver, file, register, deposit or record any and all further instruments, agreements and documents, including without limitation, Uniform Commercial Code Continuation Statements, as may be reasonably necessary to continue, preserve, renew, record or perfect interests conferred by this Agreement or the other Loan Documents, as well as the priority thereof.

         4.8 COMPLIANCE. Borrower shall pay and perform all of the Obligations in accordance in all material respects with the provisions of all of the Loan Documents, and shall use its reasonable efforts to insure that all of the representations and warranties set forth in this Agreement and in the other Loan Documents remain true and correct in all material respects until all Obligations are fully paid, performed and discharged.

         4.9 DELIVERIES TO LENDER. Borrower and its Subsidiaries shall provide Lender, at Lender's request, with copies and/or originals of all documents related to the acquisition, development, operation and management of the Properties.





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         4.10    PROPERTY ACQUIRED.  All land and other property whether real or personal acquired with use of any of the proceeds of this Loan shall be owned or leased solely by AutoNation USA Corporation and no other individual or entity will have any right, title, interest, options to purchase or lien therein, thereto or thereon, other than (i) liens and interests approved by the Lender in writing, (ii) Impositions, and (iii) Permitted Liens.

         4.11 FINANCIAL STATEMENTS. Borrower shall deliver to Lender its quarterly financial statements within fifteen (15) Business Days after the end of each quarter.


                                   ARTICLE V

                               NEGATIVE COVENANTS

         5.1 LIENS OR ENCUMBRANCES. Borrower shall not cause, permit or allow to remain any lien or encumbrance upon any of the Properties or any of the other Collateral for more than fifteen (15) days after it has become effective or filed, whichever is sooner other than (i) liens consented to in writing by Lender, (ii) Impositions, and (iii) Permitted Liens.

         5.2 OTHER INDEBTEDNESS. Neither Borrower nor any of its Subsidiaries shall procure or obtain any other Indebtedness whether for any of the activities identified on the Cash Flow Needs Projection or otherwise except that Lender shall not object to (i) financings used to pay outstanding sums due under this Loan, (ii) Borrower obtaining stand-by credit facilities to be used upon termination of Lender's obligation to make Advances hereunder, or (iii) "floor plan" financings of vehicle inventories on commercially reasonable terms and conditions. If other financings are obtained by Borrower or any of its Subsidiaries, all of the proceeds of such financings shall be applied to the Obligations until they are satisfied in full.

         5.3 COMPLIANCE WITH COVENANTS IN MERGER AGREEMENT. From the date hereof until all of the Obligations of Borrower hereunder are satisfied and repaid in full, Borrower shall not take any action which would conflict with or violate any of the covenants and agreements of Borrower contained in Section
4.1 of the Merger Agreement, which covenants and agreements are incorporated by reference herein as if fully set forth herein, notwithstanding the termination of the Merger Agreement for any reason.


                                   ARTICLE VI

                                    ADVANCES

         6.1 LOAN ADVANCES. In the case of all Advances, Lender shall have the right to make payment by check or wire transfer of immediately available funds to the Borrower, either of which shall separately or in any combination constitute proper disbursement. No Advances shall





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be made by Lender to Borrower after (the "Advance Cutoff Date") the earlier of
(i) October 31, 1996 or (ii) such date that is sixty (60) days following the date of termination of the Merger Agreement in accordance with Section 9.1(e) thereof. Any amount of the Loan not advanced by the Advance Cutoff Date shall lapse as of the Advance Cutoff Date.

         6.2 CONDITIONS PRECEDENT TO INITIAL ADVANCE. As conditions precedent to the making of the Initial Advance hereunder the Borrower shall satisfy to Lender's satisfaction the following conditions precedent:

                 (a) The Loan Documents shall have been executed and delivered to Lender, together with any documents and instruments required in order to establish and perfect a security interest in the Collateral as contemplated by the Loan Documents.

                 (b) The Borrower's representations and warranties made unto Lender herein and in the other Loan Documents shall be true and correct in all material respects.

         6.3 CONDITIONS PRECEDENT TO ADDITIONAL ADVANCES SUBSEQUENT TO THE INITIAL ADVANCE. As conditions precedent to the making of each Additional Advance subsequent to the Initial Advance, the Borrower shall satisfy to Lender's satisfaction the following conditions precedent:

                 (a) The Borrower shall have delivered a Request for Advance as provided in Section 6.4.

                 (b) The Borrower's representations and warranties contained herein and in the other Loan Documents shall be true and correct in all material respects.

                 (c) There shall not be a Material Adverse Change in the Borrower.

                 (d)      No Default or Event of Default shall have occurred.

         6.4 REQUESTS FOR ADVANCE AND CERTIFICATES. Each request for advance of the Loan (a "Request for Advance") by Borrower shall be submitted to Lender at the Lender's Address and be in substantially the form attached hereto as Schedule 6.4.

         6.5 TIME OF ADVANCES. Borrower shall submit its Request for Advance at least two (2) business days prior to the requested date for disbursement of any Advance and will be funded on the second business day after receipt of the Request for Advance. No individual Request for Advance may be less than One Hundred Thousand Dollars ($100,000.00).





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                                  ARTICLE VII

                               EVENTS OF DEFAULT

         7.1 EVENTS OF DEFAULT. An "Event of Default", as used in this Agreement, shall occur at any time or from time to time (regardless of the reason therefor and whether voluntary or involuntary on the part of Borrower):

                 (a) PAYMENT DEFAULT. If the Borrower defaults in the payment, when due (whether at maturity, by acceleration or otherwise), of any principal of or interest on the Note, or any other amounts due in respect of the Obligations hereunder or under any Loan Document which is not cured within any applicable grace period provided for herein or therein.

                 (b) FAILURE TO PERFORM COVENANTS, TERMS AND AGREEMENTS. If Borrower or any of its Subsidiaries fails to duly and promptly observe, perform and discharge any covenant, term, condition or agreement contained in this Loan Agreement or any other Loan Document (other than a covenant, term, condition or agreement requiring the payment of money or otherwise specifically provided for in this Article VII) or violates any negative covenant contained in Article V hereof, and such failure or violation is not curable, or if curable continues for a period of fifteen (15) days after written notice thereof from Lender to Borrower.

                 (c) INACCURACY OF REPRESENTATION. If any representation or warranty made by the Borrower in any Loan Document furnished at any time in connection with the Loan Documents shall prove to be false or misleading in any material respect as of the time when made.

                 (d) TERMINATION OF MERGER AGREEMENT DUE TO BORROWER'S BREACH. If the Merger Agreement shall have been terminated by Lender pursuant to Section 9.1(b) thereof and the Loan shall not have been repaid in full within thirty (30) days of the date of such termination of the Merger Agreement.

                 (e) VOLUNTARY LIQUIDATION OR BANKRUPTCY. If the Borrower shall (i) voluntarily liquidate or terminate operations or apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of Borrower or of all or of a substantial part of its assets, (ii) admit in writing its inability to pay its debts as the debts become due, (iii) make a general assignment for the benefit of its creditors,
(iv) commence a voluntary case under the federal Bankruptcy Code (as now or hereafter in effect), (v) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, (vi) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Bankruptcy Code, or (vii) take any corporate action for the purpose of effecting any of the foregoing.





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                 (f)      INVOLUNTARY LIQUIDATION OR BANKRUPTCY.  If without
Borrower's application, approval or consent, a proceeding shall be commenced, in any court of competent jurisdiction, seeking in respect of Borrower, any remedy under the federal Bankruptcy Code, the liquidation, reorganization, dissolution, winding-up, or composition or adjustment of debt, the appointment of a trustee, receiver, liquidator or the like of Borrower, or of all or any substantial part of the assets of Borrower, or other like relief under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, which appointment or proceeding shall remain unvacated or unstayed for an aggregate of sixty (60) days, whether or not consecutive.


                                  ARTICLE VIII

                                    REMEDIES

         8.1 REMEDIES. If an Event of Default shall have occurred, Lender may, at its option, use any, some or all of the following remedies, or any other remedies available to it by law or pursuant to any of the other Loan
Documents:

                 (a) REMEDIES UNDER NOTE, STOCK PLEDGE AGREEMENT, AND OTHER LOAN DOCUMENTS. Lender may exercise any and all of its rights and remedies provided under the Note, Stock Pledge Agreement and any other Loan Document.

                 (b) TERMINATION OF ADVANCES. Lender may cease making Advances hereunder.

                 (c) ACCELERATION. Lender may declare the Obligations, or any of them, to be forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which, to the extent permitted by applicable law, are hereby expressly waived, anything contained herein or in any Loan Document to the contrary notwithstanding.

         8.2 REMEDIES CUMULATIVE AND CONCURRENT. No right, power or remedy of Lender as provided in this Agreement is intended to be exclusive of any other right, power, or remedy of Lender, but each and every such right, power and remedy shall be cumulative and concurrent and in addition to any other right, power or remedy available to Lender now or hereafter existing at law or in equity and may be pursued separately, successively or concurrently at the sole discretion of Lender. The failure of Lender to exercise any such right, power or remedy shall in no event be construed as a waiver or release thereof.

         8.3 WAIVER, DELAY OR OMISSION. No waiver of any Event of Default hereunder shall extend to or affect any subsequent or any other Event of Default then existing, or impair any rights, powers or remedies consequent thereon, and no delay or omission of Lender to exercise





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

any right, power or remedy shall be construed to waive any such Event of Default or to constitute acquiescence therein.

         8.4 INDEMNITY. Borrower shall indemnify Lender on demand for all actual monetary losses and costs, which Lender may sustain as a consequence of the occurrence of any Event of Default.


                                   ARTICLE IX

                                 MISCELLANEOUS

         9.1 LENDER NOT PARTNER OF BORROWER. Notwithstanding anything to the contrary herein contained or implied, Lender, by this Agreement or by any action pursuant hereto, shall not be deemed a partner of or joint venturer with the Borrower.

         9.2 NOTICES. All notices, demands, requests and other communications required under this Agreement must be given in writing, by telecopy or delivered by hand during business hours or mail and shall be conclusively deemed to have been received if delivered or attempted to be delivered by United States first class mail, return receipt requested, postage prepaid, addressed to the party for whom it is intended at its address set forth in Article I hereof. Any party may designate a change of address by written notice to the other party, received by such other party at least ten
(10) days before such change of address is to become effective.

         9.3 ATTORNEYS' FEES AND EXPENSES. Wherever provision is made herein for payment for attorneys' or counsel's fees or expenses incurred by the Lender, said provision shall include, but not be limited to, reasonable attorneys' or counsel's fees or expenses incurred in any and all judicial, bankruptcy, insolvency, reorganization, administrative, investigative or other proceedings, including appellate proceedings, whether such fees or expenses arise before proceedings are commenced, or after entry of a final judgment and whether suit be brought or not.

         9.4 LIMITATION OF LIABILITY. Neither the Lender nor any assignee, participant or affiliate of the Lender shall have any liability with respect to, and the Borrower hereby waives, releases and agrees not to sue upon, any claim for any special or punitive damages suffered by the Borrower in connection with, arising out of, or in any way related to, this Agreement, the Note or the other Loan Documents or the transactions contemplated and the relationship established by this Agreement, the Note or the other Loan Documents or any act, omission or event occurring in connection therewith.

         9.5 MODIFICATION, WAIVER, CONSENT. Any modification or waiver of any provision of this Agreement or any consent to any departure by Borrower therefrom shall not be effective unless the same is in writing and signed by an authorized officer of Lender, and then such





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

modification, waiver or consent shall be effective only in the specific instance and for the specific purpose given. Any notice to or demand on Borrower not specifically required of Lender hereunder shall not entitle Borrower to any other or further notice or demand in the same, similar, or other circumstances unless specifically required hereunder. Any Advance of Loan proceeds hereunder shall not constitute a waiver of any of the conditions of Lender's obligations to make further Advances nor, in the event Borrower is unable to satisfy any such condition, shall any such waiver have the effect of precluding Lender from thereafter declaring such inability to be an Event of Default hereunder as elsewhere provided in this Agreement.

         9.6 ENTIRE AGREEMENT. The Loan Documents contain the entire agreement between the parties hereto and there are no promises, agreements, conditions, undertakings, warranties and representations, whether written or oral, express or implied, between the parties hereto other than as set forth in the Loan Documents.

         9.7 ASSIGNMENT BY LENDER. Any and all of the rights and obligations of Lender under the Loan Documents may be assigned by Lender provided that Lender remains liable under its obligations hereunder. In such event, Borrower agrees to attorn to such assignee and to execute such consents thereto and other documentation as may reasonably be required to facilitate such assignment, provided such consents and documentation do not add to the obligations of Borrower. Borrower shall not assign this Agreement, the Loan proceeds to be advanced hereunder, or its rights hereunder.

         9.8 STRICT PERFORMANCE. Time is of the essence as to all matters provided for in this Agreement.

         9.9 ACCRUAL OF INTEREST UNDER THE NOTE. Interest under the Note shall commence to accrue as of the date of disbursal or wire transfer by Lender, notwithstanding whether Borrower shall receive the benefit of such monies as of such date and even if such monies are held in escrow pursuant to the terms of any escrow arrangement or agreement. When monies are disbursed by wire transfer, then such monies shall be considered advanced at the time of the transmission of the wire rather than at the time of receipt thereof by the receiving bank. Interest shall continue to accrue until Obligations are fully and finally paid to Lender in immediately available funds.

         9.10 GOVERNING LAW. The terms and conditions of this Agreement shall be governed by the laws of the State of Florida, exclusive of its conflict of laws principles.

         9.11 INVALIDITY. If any one or more of the provisions contained in this Agreement is declared or found by a court of competent jurisdiction to be invalid, illegal or unenforceable, such provision or portion thereof shall be deemed stricken and severed and the remaining provisions hereof shall continue in full force and effect.

         9.12    BINDING EFFECT.  This Agreement, subject to the provisions of
Section 9.9 above, shall be binding upon and shall inure to the benefit of the respective permitted successors and assigns of Borrower and Lender.

         9.13 ARBITRATION. Any and all disputes arising out of or in connection with this Loan Agreement or any of the Loan Documents, which cannot be resolved by the parties within thirty (30) days of notice thereof by one party to the other, shall be resolved by a committee of three arbitrators (one appointed by the Borrower, one appointed by the Lender and one appointed by the two arbitrators so appointed), which shall be appointed within sixty (60) days thereafter. The arbitrators shall abide by the rules of the American Arbitration Association and their decision shall be made within forty-five (45) days of being appointed and shall be final and binding on all parties, provided that the arbitrators shall have no authority to award punitive damages.

         IN WITNESS WHEREOF, this Agreement was executed and delivered the day and year first above written.

                                      BORROWER:

                                      AUTONATION INCORPORATED, a Florida
                                      corporation


                                      By: /s/ Steven R. Berrard
                                          ---------------------------------
                                          Name: Steven R. Berrard
                                          Title: President

                                      LENDER:

                                      REPUBLIC INDUSTRIES, INC.,
                                      a Delaware corporation


                                      By: /s/ Richard L. Handley
                                          ---------------------------------
                                          Name: Richard L. Handley
                                          Title: Senior Vice President





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